                                                                      Exhibit 32

                           Section 1350 Certification

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                    (subsections (a) and (b) of Section 1350,
                  Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of Section 1350,  Chapter 63 of Title 18,  United States Code),  each of the
undersigned   officers  of  WHX   Corporation,   a  Delaware   corporation  (the
"Corporation"), does hereby certify that:

The Annual Report on Form 10-K for the fiscal year ended  December 31, 2005 (the
"Form 10-K") of the Corporation  fully complies with the requirements of Section
13(a)  or  15(d)  of the  Securities  Exchange  Act of  1934,  as  amended,  and information  contained  in the  Form  10-K  fairly  presents,  in  all  material respects, the financial condition and results of operations of the Corporation.

                                                        /s/ Glen M. Kassan
                                                        ------------------------
                                                        Glen M. Kassan
                                                        Principal Executive Officer

December 19, 2006

                                                        /s/ Robert K. Hynes
                                                        ------------------------
                                                        Robert K. Hynes
                                                        Principal Financial Officer